UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D. C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report: November 18, 2021

(Date of earliest event reported)

FORD MOTOR COMPANY

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

1-3950	38-0549190
(Commission File Number)	(IRS Employer Identification No.)

One American Road Dearborn, Michigan	48126
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code 313-322-3000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $.01 per share	F	New York Stock Exchange
6.200% Notes due June 1, 2059	FPRB	New York Stock Exchange
6.000% Notes due December 1, 2059	FPRC	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01. Other Events.

On November 19, 2021, Ford Motor Company (the “Company”) announced the early tender results and upsizing of its tender offers (each, a “Tender Offer” and collectively, the “Tender Offers”) to purchase its outstanding 9.000% Notes due April 2025, 9.625% Notes due April 2030, 7.45% GlobLS due July 2031, 9.980% Debentures due February 2047, 8.900% Debentures due January 2032, 8.500% Notes due April 2023, 7.500% Debentures due August 2026, 7.125% Debentures due November 2025, 6.625% Debentures due October 2028 and 6.375% Debentures due February 2029 (collectively, the “Securities”). On November 19, 2021, the Company amended the terms of the Tender Offers to increase the aggregate tender cap for the combined aggregate principal amount of Securities tendered (the “Aggregate Tender Cap”) from $5,000,000,000 to $6,795,510,000, which is equal to the amount of Securities tendered to date, and announced the accepted amounts and pricing for the Tender Offers. The Tender Offers were made pursuant to an Offer to Purchase dated November 4, 2021, as amended by the Company’s press release dated November 19, 2021 (the “Offer to Purchase”), which sets forth the terms and conditions of the Tender Offers.

The table below sets forth, among other things, the aggregate principal amount of Securities tendered as of 5:00 p.m., New York City time, on November 18, 2021 (the “Early Tender Date”), and accepted in each Tender Offer, and the Total Consideration for each series of Securities validly tendered at or prior to the Early Tender Date and accepted for purchase, as calculated at 10:00 a.m. (New York City time) today, November 19, 2021 in accordance with the terms of the Offer to Purchase:

Title of Security(1)(2)	CUSIP No.	Principal Amount Outstanding	Acceptance Priority Level	U.S. Treasury Reference Security	Bloomberg Reference Page	Reference Treasury Yield	Fixed Spread	Early Tender Payment (3)(4)	Principal Amount Tendered at Early Tender Date	Percent Tendered of Amount Outstanding	Principal Amount Accepted	Total Consideration (3)(4)
9.000% Notes due April 2025*	345370CW8	$3,500,000,000	1	1.125% UST due 10/31/2026	FIT1	1.166%	+80 bps	$50	$2,442,405,000	69.78%	$2,442,405,000	$1,225.87
9.625% Notes due April 2030*	345370CX6	$1,000,000,000	2	1.25% UST due 8/15/2031	FIT1	1.515%	+140 bps	$50	$568,042,000	56.80%	$568,042,000	$1,484.54
7.45% GlobLS due July 2031	345370CA6	$1,793,531,000	3	1.25% UST due 8/15/2031	FIT1	1.515%	+145 bps	$50	$723,842,000	40.36%	$723,842,000	$1,373.94
9.980% Debentures due February 2047	345370BW9	$181,167,000	4	2.375% UST due 5/15/2051	FIT1	1.921%	+300 bps	$50	$66,972,000	36.97%	$66,972,000	$1,726.37
8.900% Debentures due January 2032	345370BV1	$151,302,000	5	1.25% UST due 8/15/2031	FIT1	1.515%	+190 bps	$50	$43,555,000	28.79%	$43,555,000	$1,466.97
8.500% Notes due April 2023	345370CV0	$3,500,000,000	6	0.25% UST due 4/15/2023	FIT4	0.306%	+50 bps	$50	$2,646,607,000	75.62%	$2,646,607,000	$1,107.94
7.500% Debentures due August 2026	345370BP4	$193,373,000	7	1.125% UST due 10/31/2026	FIT1	1.166%	+120 bps	$50	$21,182,000	10.95%	$21,182,000	$1,226.66
7.125% Debentures due November 2025	345370BN9	$208,646,000	8	1.125% UST due 10/31/2026	FIT1	1.166%	+105 bps	$50	$32,602,000	15.63%	$32,602,000	$1,186.04
6.625% Debentures due October 2028	345370BY5	$637,803,000	9	1.25% UST due 8/15/2031	FIT1	1.515%	+135 bps	$50	$191,395,000	30.01%	$191,395,000	$1,232.57

6.375% Debentures due February 2029	345370BZ2	$260,471,000	10	1.25% UST due 8/15/2031	FIT1	1.515%	+155 bps	$50	$58,908,000	22.62%	$58,908,000	$1,212.13

(1)	The 7.45% GlobLS due July 2031, 6.625% Debentures due October 2028 and 6.375% Debentures due February 2029 are listed on the Luxembourg Exchange and on the Singapore Exchange. The remaining series of Securities are not listed on any securities exchange.
(2)	In the case of the 9.000% Notes due April 2025 and the 9.625% Notes due 2030, the Total Consideration will be determined taking into account the applicable par call date for such series of Securities.
(3)	Per $1,000 principal amount.
(4)	The Total Consideration for Securities validly tendered prior to or at the Early Tender Date and accepted for purchase is calculated using the applicable Fixed Spread and is inclusive of the Early Tender Payment.

*  Denotes a series of Securities for which the calculation of the applicable Total Consideration will be performed using the present value of such Securities determined at the Price Determination Date as if the principal amount of such Securities had been due on the applicable par call date.

The applicable consideration (the “Total Consideration”) listed in the table above for each $1,000 principal amount of each series of Securities was determined at 10:00 a.m., New York City time, on November 19, 2021. Since the principal amount of Securities tendered as of the Early Tender Date is equal to the Aggregate Tender Cap, no Securities tendered after the Early Tender Date will be accepted pursuant to the Tender Offers. The Company may increase the Aggregate Tender Cap at any time, subject to applicable law and currently expects that any such increase will be announced after pricing of the Tender Offers.

Filed as Exhibits 99.1 and 99.2 and incorporated herein by reference are copies of the press releases announcing the early tender results and the accepted amounts and pricing of the Tender Offers, respectively.

Item 7.01. Regulation FD Disclosure.

On November 22, 2021, the Company also expects to deliver to the trustee for delivery to the holders of the 8.500% Notes due April 2023 a notice of redemption to redeem on December 7, 2021 (the “Redemption Date”), all of the 8.500% Notes due April 2023 not purchased by the Company in the applicable Tender Offer, at the redemption price of 100% of the principal amount of the securities to be redeemed plus a make whole premium, plus accrued and unpaid interest to, but not including, the Redemption Date. Payment of the redemption price and surrender of the 8.500% Notes due April 2023 for redemption will be made through the facilities of the Depository Trust Company in accordance with the applicable procedures of the Depository Trust Company on December 7, 2021.

Item 9.01. Financial Statements and Exhibits.

EXHIBITS*

Designation	Description	Method of Filing

Exhibit 99.1	Press Release, dated November 19, 2021	Filed with this Report

Exhibit 99.2	Press Release, dated November 19, 2021	Filed with this Report

Exhibit 104	Cover Page Interactive Data File (formatted in Inline XBRL)	**

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FORD MOTOR COMPANY
(Registrant)

Date: November 19, 2021	By:	/s/ Corey M. MacGillivray
Corey M. MacGillivray
Assistant Secretary

*	Any reference in the attached exhibit(s) to our corporate website(s) and/or other social media sites or platforms, and the contents thereof, is provided for convenience only; such websites or platforms and the contents thereof are not incorporated by reference into this Report nor deemed filed with the Securities and Exchange Commission.

**	Submitted electronically with this Report in accordance with the provisions of Regulation S-T.